UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021 (June 28, 2021)

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The NASDAQ Stock Market LLC

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 28, 2021, Greenland Technologies Holding Corporation, a company incorporated under the laws of the British Virgin Islands (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment public offering (the “Offering”) 857,884 ordinary shares, no par value per share, of the Company (the “Shares”), for an offering price of $8.16 per share. The Company also granted the Underwriter an option, for a period of 45 days after the closing of this Offering, to purchase an additional 128,676 ordinary shares to cover over-allotments, if any. The Company expects to receive $7.0 million in gross proceeds from this Offering, assuming no exercise of the over-allotment option, before deducting underwriting discounts and other related offering expenses.

The Company issued press releases on June 25, 2021 to announce the proposed offering, on June 28, 2021 in connection with the pricing of the Offering, and on June 30, 2021 in connection with the closing of the Offering. Copy of all press releases are furnished herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively.

The Shares were offered under the Company’s registration statement on Form S-3 (File No. 333-256509), filed with the Securities and Exchange Commission on May 26, 2021 and was declared effective on June 7, 2021 (the “Registration Statement”). A final prospectus supplement to the Registration Statement was filed with the Securities and Exchange Commission on June 29, 2021.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1. A copy of the opinion of Ogier, as special British Virgin Islands counsel to the Company, regarding the legality of the issuance and sale of the Shares in the Offering is attached hereto as Exhibit 5.1.

This report shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement by and between Greenland Technologies Holding Corporation and Aegis Capital Corp., dated June 28, 2021
5.1	Opinion of Ogier
23.1	Consent of Ogier (included in Exhibit 5.1)
99.1	Press Release – Greenland Technologies Announces Proposed Underwritten Public Offering of Ordinary Shares
99.2	Press Release – Greenland Technologies Prices $7.0 million Underwritten Public Offering of Ordinary Shares
99.3	Press Release – Greenland Technologies Closes $7.0 million Underwritten Public Offering of Ordinary Shares

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

June 30, 2021	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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